EXHIBIT 10.1


March 7, 2000



(VIA FEDERAL EXPRESS & TELECOPY)
ITI Technologies, Inc.
2266 North Second Street
North St. Paul, MN 55109

Attention:   Thomas L. Auth
             President and Chief Executive Officer

                  Re: AGREEMENT AND PLAN OF MERGER AND REORGANIZATION BETWEEN ITI TECHNOLOGIES, INC. AND SLC TECHNOLOGIES, INC. DATED AS OF SEPTEMBER 28, 1999 (THE "MERGER AGREEMENT")
                        ----------------------------------------------------

Dear Mr. Auth:

         Pursuant to Section 7.1(b) of the Merger Agreement, SLC Technologies, Inc. may extend the Upset Date (as defined in the Merger Agreement) for an additional one-month period on not more than two occasions by delivering written notice to ITI Technologies, Inc. not less than three days prior to the Upset Date. The initial Upset Date is March 28, 2000. SLC Technologies, Inc. hereby gives you notice pursuant to Section 7.1(b) of the Merger Agreement that we are extending the Upset Date by one additional month, and the new Upset Date is April 28, 2000. If you have any questions regarding the above, please contact the undersigned at (503) 691-7243.

                                       Sincerely,

                                       SLC TECHNOLOGIES, INC.


                                       By:    /s/ Kenneth L. Boyda
                                           -------------------------------------
                                       Name:  Kenneth L. Boyda
                                       Title: Chief Executive Officer

/svn
cc: Charles A. Durant, Esquire, Vice President and General Counsel (VIA FEDERAL EXPRESS & TELECOPY)
      William B. Payne, Esquire (VIA FEDERAL EXPRESS & TELECOPY)